UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 14, 2009

RENEGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3418 North Val Vista Drive
Mesa, AZ 85213
(Address of principal executive offices, including zip code)
(480) 556-5555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-10.1
EX-10.2

Item 1.01. Entry into a Material Definitive Agreement.
     On January 14, 2009, Renegy Holdings, Inc. (the “Company”) entered into a fourth modification to its credit agreement (the “Fourth Modification”) with Comerica Bank (“Comerica”), Robert M. Worsley, Christi M. Worsley, the Robert M. and Christi M. Worsley Revocable Trust, NZ Legacy, LLC and New Mexico & Arizona Land Company, LLC to modify certain terms and conditions of the Company’s credit agreement with Comerica entered into March 28, 2008, as modified by that first modification to the credit agreement on November 14, 2008, the second modification to the credit agreement on November 26, 2008 and the third modification to the credit agreement on December 31, 2008 (collectively, the “Credit Agreement”). Among other things, the Fourth Modification includes the following changes to the terms and conditions of the Credit Agreement: (i) the non-revolving line of credit facility for up to $7.25 million has been converted to a revolving line of credit facility for up to $7.25 million; (ii) the maturity date for borrowings under the credit facility is extended from March 31, 2009 to December 31, 2009; (iii) Comerica will issue a Standby Letter of Credit (the “L/C”) to CoBank, ACB, the Company’s project finance lender, as beneficiary, in the stated amount of $2,762,342, which L/C expires December 31, 2009; (iv) the letter of credit fee for issuing the L/C is $67,152.70 payable to Comerica by the Company; (v) Comerica will provide a non-revolving line of credit in the principal amount of $2,762,342 to cover any advances from draws under the L/C; and (vi) the commitment fee for the L/C line of credit facility is $20,717.57 payable to Comerica by the Company. The Fourth Modification also provided for a Non Revolving Line of Credit Promissory Note (L/C Note) for the principal amount of $2,762,342 (the “Note”).
     Pursuant to the Fourth Modification, the parties entered into a First Amended and Restated Cash Collateral Account Agreement (“Amended Collateral Agreement”) on January 14, 2009, which amends and restates the current Cash Collateral Account Agreement between the parties, dated as of March 28, 2008, such that the Company will be required to deposit $7.25 million into a cash collateral account to secure the obligations of the Company under the Credit Agreement, which deposit has been made.
     The foregoing summary of the Fourth Modification, the Note and the Amended Collateral Agreement does not purport to be complete and is qualified in its entirety by reference to the Fourth Modification, the Note and the Amended Collateral Agreement, which are attached hereto as Exhibits 10.1, 4.1 and 10.2, respectively, and which are incorporated herein by reference in their entirety.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The text of Item 1.01 above is incorporated by reference into the Item 2.03.
Item 8.01. Other Events.
     As previously reported by the Company, on January 1, 2009, the Company sold all of the authorized Class A Membership Interests (the “Purchased Interests”) of Snowflake White Mountain Power, LLC, a wholly owned subsidiary of the Company and owner of a 24 megawatt biomass power plant located in Snowflake, Arizona (the “Project”), to AZ Biomass LLC, a Delaware limited liability company and subsidiary of State Street Bank and Trust Company (“AZ Biomass”), pursuant to a Membership Interest Purchase Agreement between the Company and AZ Biomass, dated as of January 1, 2009 (the “Purchase Agreement”).
     In consideration of the transfer of the Purchased Interests, the Company received Twelve Million Three Hundred Thousand Dollars ($12,300,000) (the “Purchase Price”), which was deposited in an account with U.S. Bank National Association (the “Account”) and is subject to the terms of a Blocked Account Control Agreement dated January 1, 2009 by and among the Company, AZ Biomass and U.S. Bank National Association (the “Account Agreement”). The Account Agreement restricts the Company’s right to withdraw such funds except under certain conditions. Pursuant to the Purchase Agreement, the Company has the access to $12,000,000 of such funds upon the receipt of FERC approval of the sale of (which was obtained on January 5, 2009) and upon the conversion of the construction loan relating to the Project to a term loan. On January 16, 2009, the construction loan converted to a term loan, and U.S. Bank National Association was directed by AZ Biomass in accordance with the Account Agreement to release $12.0 million to certain parties specified by the Company.

     The remaining $300,000 of the Purchase Price (the “Holdback Amount”) is payable to Renegy under the Purchase Agreement on January 1, 2014 (provided there then exists no default under the Credit Agreement relating to the Project at such time and AZ Biomass still owns the Purchased Interests) or on January 1, 2016 (if payment is not made on such previous date and AZ Biomass still owns the Purchased Interests as of such later date). The Company is entitled to all accrued interest on the Holdback Amount, payable on the last day of each calendar quarter commencing March 31, 2009.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Non-Revolving Line of Credit Promissory Note (L/C) payable by the Registrant to Comerica Bank dated January 14, 2009
10.1	Fourth Modification to Credit Agreement, dated January 14, 2009, by and between the Registrant, Robert M. and Christi M. Worsley, the Robert M. and Christi M. Worsley Revocable Trust, NZ Legacy, LLC, New Mexico & Arizona Land Co., LLC and Comerica Bank
10.2	First Amended and Restated Cash Collateral Account Agreement, dated as of January 14, 2009, between the Registrant and Comerica Bank

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.
By:	/s/ Robert W. Zack
Robert W. Zack
Executive Vice President and Chief Financial Officer
Date: January 21, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1	Non-Revolving Line of Credit Promissory Note (L/C) payable by the Registrant to Comerica Bank dated as of January 14, 2009
10.1	Fourth Modification to Credit Agreement, dated January 14, 2009, by and between the Registrant, Robert M. and Christi M. Worsley, the Robert M. and Christi M. Worsley Revocable Trust, NZ Legacy, LLC, New Mexico & Arizona Land Co., LLC and Comerica Bank
10.2	First Amended and Restated Cash Collateral Account Agreement, dated as of January 14, 2009, between the Registrant and Comerica Bank